SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 29, 2004
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact name of registrant as specified in charter)


     Washington                        0-26542                   91-1141254
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of principal executive offices, zip code)


                                 (425) 483-3232
                         (Registrant's telephone number,
                              including area code)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits.

        The following exhibit is furnished pursuant to Item 9 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934:


         Exhibit No.            Exhibit
         -------------------    -----------------------------------------------
         99.1                   Press Release dated March 29, 2004


Item 9: Regulation FD Disclosure

On March 29, 2004, the Registrant publicly disseminated a press release regarding the report of Ernst & Young LLP, independent auditors, included in the Registrant's 2003 Form 10-K. A copy of the press release is furnished as Exhibit
99.1 to this Form 8-K pursuant to Item 9.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REDHOOK ALE BREWERY, INCORPORATED



Dated:  March 29, 2004                    By: /s/ DAVID J. MICKELSON
                                              ---------------------------------
                                              David J. Mickelson
                                              Executive Vice President,
                                              Chief Financial Officer and
                                              Chief Operating Officer



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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
--------------    --------------------------------------------------------------

99.1              Press Release dated March 29, 2004






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